UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2022

First Wave BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FWBI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 14, 2022, following the approval of Proposal 2 reported in Item 5.07 below, First Wave BioPharma, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a certificate of amendment (the “Certificate of Amendment”) to its certificate of incorporation, as amended and restated (the “Charter”), increasing the total number of authorized shares of common stock, par value $0.0001 per share (the “Common Stock”), to 50,000,000. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 14, 2022, the Company held an annual meeting of stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were the following proposals: (1) the election of directors, (2) the approval to amend the Charter to increase the total number of authorized shares of Common Stock by 25,000,000 shares to 50,000,000 shares, (3) the ratification of the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 and (4) the approval of the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve any one or more of the foregoing proposals

At the Annual Meeting, all four of the foregoing stockholder proposals were approved, based upon an aggregate of 12,460,848 shares of Common Stock outstanding as of November 9, 2021, which was the record date for the Annual Meeting. The final voting results were as follows:

1.
The election of each of James Sapirstein, Edward J. Borkowski, Charles J. Casamento, Alastair Riddell, Gregory Oakes and Terry Coelho as directors to hold office for a term of one year, until his or her successor is duly elected and qualified or he or she is otherwise unable to complete his or her term.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
James Sapirstein	4,696,139	596,620	2,245,623
Edward J. Borkowski	4,642,213	650,546	2,245,623
Charles J. Casamento	4,560,876	731,883	2,245,623
Alastair Riddell	4,754,585	538,174	2,245,623
Gregory Oakes	4,761,599	531,160	2,245,623
Terry Coelho	4,767,569	525,190	2,245,623

2.
The proposal to approve the Certificate of Amendment to increase the total number of authorized shares of Common Stock by 25,000,000 shares to 50,000,000 shares was approved by a majority of the issued and outstanding shares entitled to vote, based upon the following votes:

Votes For	Votes Against	Abstentions
6,359,895	1,116,860	61,627

3.
The proposal to ratify the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 was approved by a majority of votes cast, based upon the following votes:

Votes For	Votes Against	Abstentions
7,100,244	251,609	186,529

4.
The proposal to approve the adjournment of the Annual Meeting to the extent that there are insufficient proxies at the Annual Meeting to approve any one or more of the foregoing proposals was approved by a majority of votes cast, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,685,960	503,233	103,566	2,245,623

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of First Wave BioPharma, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Wave BioPharma, Inc.

January 14, 2022	By:	/s/ Daniel Schneiderman
	Name:	Daniel Schneiderman
	Title:	Chief Financial Officer